UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2024, Equifax Inc. (the “Company”) entered into a letter agreement with Mark W. Begor, the Chief Executive Officer of the Company (the “2024 Letter Agreement”), which amends certain terms of the Letter Agreement between the Company and Mr. Begor dated February 4, 2021 (the “2021 Letter Agreement”), and the Employment Agreement between the Company and Mr. Begor dated March 27, 2018 (as amended by the 2021 Letter Agreement, the “Employment Agreement”).

In anticipation of Mr. Begor serving in the role of Chief Executive Officer past December 31, 2025, the 2024 Letter Agreement amends the Employment Agreement by (i) removing the December 31, 2025 end date so Mr. Begor’s employment will continue until terminated in accordance with the Employment Agreement, (ii) amending the retirement definition for future awards and (iii) eliminating severance benefits for a termination without cause or for good reason, except in the case of a change in control.

The 2024 Letter Agreement does not otherwise affect the terms of the Employment Agreement. The foregoing summary of the terms and conditions of the 2024 Letter Agreement is qualified in its entirety by reference to the full text of the 2024 Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing that Mr. Begor will continue to serve as Chief Executive Officer of the Company beyond December 31, 2025 is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated November 7, 2024, between the Company and Mark W. Begor.

99.1	Press Release dated November 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ John J. Kelley III
Name:	John J. Kelley III
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: November 8, 2024